NAME	PERCENTAGE	EXHIBIT 21
		OF VOTING		PAGE 1
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

DOMESTIC:


The Interpublic Group of Companies, Inc.	Delaware	 -	     -
  (Registrant)
Casablanca Productions	California 	100	Registrant
Conan Entertainment LLC	California	50	Western Int'l Syndication Corp.
Dailey & Associates, Inc.	California	100	Registrant
Diefenbach-Elkins International, Inc.	California	100	Registrant
D.L. Blair/West, Inc.	California	100	D.L. Blair, Inc.
Eidolon Corporation	California	100	Registrant
International Business Services, Inc.	California	100	Infoplan Int'l, Inc.
Main Street Media, LLC	California	100	Western Int'l Media Corp.
North Light, Ltd.	California	100	Dailey & Associates, Inc.
Outdoor Advertising Group, Inc.	California	100	Registrant
The Phillips-Ramsey Co.	California	100	Registrant
Western International Media Corporation	California	100	Registrant
Western International Syndication Corporation	California	100	Registrant
Western Motivational Incentives Group	California	100	Western Int'l Media Corp.
Western Traffic, Inc.	California	100	Registrant
Momentum IMC Company	Colorado 	100	McCann-Erickson USA, Inc.
H & C Holdings Limited	Connecticut	100	Advantage Int'l Holdings Inc.
Advantage International Holdings, Inc.	Delaware	100	Registrant
Ammirati Puris Lintas Canada Ltd.	Delaware	100	Ammirati Puris Lintas Inc.
Ammirati Puris Lintas Inc.	Delaware	100	Registrant
Ammirati Puris Lintas USA, Inc.	Delaware	100	Registrant
Anderson & Lembke, Inc.	Delaware	100	Registrant
Angotti, Thomas, Hedge, Inc.	Delaware	100	Registrant
Asset Recovery Group, Inc.	Delaware	100	Registrant
Business Science Research Corporation, Inc.	Delaware	100	Registrant
Campbell-Ewald Company 	Delaware 	100	Registrant


NAME	PERCENTAGE	EXHIBIT 21
		OF VOTING		PAGE 2
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

DOMESTIC:


Campbell Mithun Esty LLC	Delaware	75	Registrant
Columbian Advertising, Inc.	Delaware	100	Registrant
Communications Services International Inc.	Delaware	100	CSI Limited
DraftWorldwide, Inc.	Delaware	100	Registrant
Global Event Marketing & Management (GEMM) Inc.	Delaware	100	Registrant
Healthcare Capital, Inc.	Delaware	100	McCann Healthcare, Inc.
HCG/ISO Inc.	Delaware	100	Registrant
Hypermedia Solutions, LLC	Delaware	55	The Coleman Group, LLC
Infoplan International, Inc.	Delaware	100	Registrant
Interpublic Game Shows, Inc.	Delaware	100	Registrant
International Cycling Productions Inc.	Delaware	100	H & C Holdings Limited
Interpublic Television, Inc.	Delaware	100	Registrant
Jack Tinker Advertising, Inc.	Delaware	100	Registrant
Jay Advertising, Inc.	Delaware	100	Registrant
Kaleidoscope Sports and Entertainment LLC	Delaware	100	Registrant
LFS, Inc.	Delaware	100	Registrant
Lowe Fox Pavlika Inc.	Delaware	100	Lowe & Partners/SMS Inc.
Lowe & Partners/SMS Interactive Inc.	Delaware	100	Lowe & Partners/SMS Inc.
LMMS-USA, Inc.	Delaware	100	McCann-Erickson USA, Inc.
Market Reach Retail LLC	Delaware	50	Skott, Inc.
MarketCorp Promotions, Inc.	Delaware	100	DraftWorldwide, Inc.
Marketing Corporation of America	Delaware	100	Registrant
McAvey & Grogan, Inc.	Delaware	100	Registrant
McCann-Erickson USA, Inc.	Delaware	100	Registrant
McCann-Erickson Corporation (S.A.)	Delaware	100	Registrant
McCann-Erickson Corporation (International)	Delaware	100	Registrant
McCann-Erickson (Paraguay) Co.	Delaware	100	Registrant


NAME	PERCENTAGE	EXHIBIT 21
		OF VOTING		PAGE 3
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

DOMESTIC:


McCann-Erickson Worldwide, Inc.	Delaware	100	Registrant
McCann Healthcare, Inc.	Delaware	100	McCann-Erickson USA, Inc.
McCann Worldwide Marketing Communications Co.	Delaware	100	Registrant
Media Inc.	Delaware	100	Registrant
Media Direct Partners, Inc.	Delaware	100	Media, Inc.
Media Partnership Corporation	Delaware	100	Registrant
Newspaper Services of America, Inc.	Delaware	100	Registrant
Octagon Worldwide Inc.	Delaware	100	Registrant
Octagon Worldwide Brazil Inc.	Delaware	100	Octagon Worldwide Inc.
Player, LLC	Delaware	51	Registrant
Player Development LLC	Delaware	100	Player LLC
Player Management LLC	Delaware	100	Player LLC
Regan, Campbell & Ward LLC	Delaware	60	McCann-Erickson Worldwide
			   USA, Inc.
Skott, Inc.	Delaware	100	Newspaper Services of
			   America, Inc.
Special Event Suppliers Inc.	Delaware	100	H & C Holdings Limited
The Coleman Group, LLC	Delaware	51	Interpublic Television, Inc.
The Coleman Group Worldwide LLC	Delaware	100	Registrant
The Jack Morton Company	Delaware	100	Registrant
The Lowe Group, Inc.	Delaware	100	Lowe Worldwide Holdings B.V.
Thunder House Online Marketing 	Delaware	100	Registrant
  Communications, Inc.
Weller & Klein Research, Inc.	Delaware	100	Registrant
World Cycling Limited.	Delaware	100	H & C holdings Limited
WPR Acquisition Corp.	Delaware	100	McCann-Erickson USA, Inc.
Advantage International, Inc.	District of	100	Advantage Int'l Holdings, Inc.
  Columbia
Advantage Investments, Inc.	District of 	100	Advantage Int'l Holdings, Inc.
  Columbia

NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 4
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

DOMESTIC:


Accentmarketing Corporation	Florida	51	Registrant (51%) and individual
			  Shareholder (49%)
Ben Disposition, Inc.	Florida	100	LFS, Inc.
Rubin Barney & Birger, Inc.	Florida	100	Registrant
Championship Sports Marketing Inc.	Georgia	70	The Sponsorship Group Limited
Fitzgerald & Company	Georgia	100	Registrant
Creative Retail Environments Worldwide, Inc.	Illinois	100	Kevin Berg & Associates, Inc.
International Public Relations	Illinois	100	Registrant
Kevin Berg & Associates, Inc.	Illinois	100	Registrant
Quest Futures Group, Inc.	Kansas	100	Registrant
Adware Systems, Inc.	Kentucky 	100	McCann-Erickson USA, Inc.
Hill, Holliday, Connors, Cosmopulos, Inc.	Massachusetts	100	Registrant
Lowe Grob Health & Science, Inc	Massachusetts	80	Lowe Group Holdings Inc
Neva Group, Inc.	Massachusetts	100	Registrant
Carmichael Lynch, Inc.	Minnesota	100	Registrant
Lawton Sport & Financial, Inc.	Minnesota	100	Advantage International Inc
C-E Communications Company	Michigan 	100	Registrant
Biogenesis Communications, Inc.	New Jersey	100	Registrant
Curry, Martin and Schiavelli, Inc.	New Jersey	100	Registrant
Genquest, Biomedical Education Services, Inc.	New Jersey	100	Biogenesis Communications, Inc.
Global Healthcare Associates, Inc.	New Jersey	100	Registrant
Health Vizion Communications, Inc.	New Jersey	100	Torre Lazur, Inc.
Horizon Communications, Inc.	New Jersey	100	McCann-Erickson USA, Inc.
Integrated Communications Corp.	New Jersey	100	Registrant
Internal Oncology Network, Inc.	New Jersey 	100	Torre Lazur, Inc.
Interpublic, Inc.	New Jersey	100	Registrant
MPE Communications, Inc.	New Jersey	100	Registrant
Pace, Inc.	New Jersey	100	Registrant
Sound Vision, Inc.	New Jersey	100	Torre Lazur, Inc.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 5
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT
DOMESTIC:


Spectral Fusion, Inc.	New Jersey	100	Torre Lazur, Inc.
Torre Lazur, Inc.	New Jersey	100	Registrant
ABP\DraftWorldwide, Inc.	New York	100	Registrant
D.L. Blair, Inc.	New York	100	Registrant
GDL, Inc.	New York	100	The Lowe Group, Inc.(100% of Common
   Stock) and Goldschmidt Dunst &
   Lawson Corp. (100% of Preferred
   Stock)
Goldschmidt Dunst & Lawson Corp.	New York	100	The Lowe Group, Inc.
Herbert Zeltner, Inc.	New York	100	Registrant
LCF&L, Inc.	New York		The Lowe Group, Inc. (99.9%) and
   GDL, Inc. (.1%)
Lowe Group Holdings, Inc.	New York	100	Registrant
Lowe McAdams Healthcare Inc.	New York	100	Lowe & Partners/SMS Inc.
Lowe & Partners/SMS Inc.	New York	100	Lowe International (16%), Lowe
   Worldwide Holdings B.V. (4%)
   and Registrant (80%)
Ludgate Communications, Inc.	New York	100	Ludgate Group Limited
McCann Direct, Inc.	New York	100	Registrant
McCann-Erickson Marketing, Inc.	New York	100	Registrant
Promotion & Merchandising, Inc.	New York	100	D.L. Blair, Inc.
T.C. Promotions I, Inc.	New York	100	Registrant
T.C. Promotions II, Inc.	New York	100	Registrant
Technology Solutions, Inc.	New York	100	Registrant
The Gotham Group, Inc.	New York	100	Registrant
Western Trading LLC	New York	55	Western International Media Corp.
Long Haymes Carr, Inc.	North Carolina	100	Registrant
F&S Disposition, Inc.	Ohio	100	Ammirati Puris Lintas Inc.
Marketing Arts Corporation	Virginia	100	The Martin Agency, Inc.
Cabell Eanes, Inc.	Virginia	100	The Martin Agency, Inc.
The Martin Agency, Inc.	Virginia	100	Lowe & Partners/SMS Inc.

NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 6
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Interpublic S.A. de Publicidad	Argentina	100	Registrant
IM Naya	Argentina	50	Registrant
Adlogic Proprietary Limited	Australia	50	Merchant Partners Australia Ltd.
Advantage International Pty. Limited	Australia	80	Advantage Holdings Pty Limited
Advantage Holdings Pty. Ltd.	Australia	100	Advantage Int'l Holdings, Inc.
Advantage International Racing Pty. Ltd.	Australia	80	Advantage Holdings Pty Limited
Ammirati Puris Lintas Proprietary Limited 	Australia	100	Registrant
Ammirati Puris Lintas Melbourne 	Australia	100	Ammirati Puris Lintas Proprietary
  Proprietary Limited			   Limited
CWFS	Australia	100	McCann Australia (50%) and
   McCann-Erickson Limited(50%)
CSI (Australia) Pty Limited	Australia	100	CSI Limited
Harrison Advertising Pty Limited	Australia	100	McCann-Erickson Advertising Ltd.
Impulse Art Proprietary Limited	Australia	100	Ammirati Puris Lintas Prop. Ltd.
Interpublic Australia Proprietary Limited	Australia	100	Registrant
Interpublic Limited Proprietary Limited	Australia	100	Registrant
Lintas: Hakuhodo Pty. Limited	Australia	50	Ammirati Puris Lintas Prop. Ltd.
Marplan Proprietary Limited	Australia	100	Registrant
McCann-Erickson Advertising Pty. Limited	Australia	100	Registrant
McCann-Erickson Sydney Proprietary Limited	Australia	100	McCann-Erickson Advertising Ltd.
Merchant and Partners (Sydney) Pty. Ltd.	Australia	100	Merchant and Partners Australia
   Pty. Limited
Merchant and Partners Australia Pty. Limited	Australia	100	Registrant
Round Australia Trial Pty Limited	Australia	100	Advantage International Pty Ltd.
Universal Advertising Placement Pty. Limited	Australia	100	McCann-Erickson Advertising Ltd.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 7
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Ammirati Puris Lintas Werbeagentur	Austria	70	Registrant
  Gesellschaft m.b.H.
Campbell Ewald Werbeagentur Ges.m.b.H.	Austria	100	Lowe Worldwide Holdings B.V.
Initiatives Media Werbemittlung Ges.m.b.H.	Austria	100	Ammirati Puris Lintas Werbeagentur
   Gesellschaft m.b.H.
McCann-Erickson Gesellschaft m.b.H.	Austria	100	Registrant
Panmedia Holding AG	Austria	51	Lowe International Holdings BV
Panmedia Werbeplanung AG	Austria	100	Panmedia holding AG
PCS Werbeagentur Ges.m.b.H.	Austria	100	Ammirati Puris Lintas Werbeagentur
   Gesellschaft m.b.H.
A.C.E. Advertising Creation Marketing N.V.	Belgium	100	Ammirati Puris Lintas Brussels S.A.
Advantage International S.A.	Belgium	100	Advantage Int'l Holdings Inc.
Advertising Tractor S.A.	Belgium	100	Draft Belgium Holding S.P.R.L. (80%)
			   and Karamba S.A. (20%)
Ammirati Puris Lintas Brussels S.A. 	Belgium	100	Ammirati Puris Lintas Holding B.V.
Direct Creations S.A.	Belgium	100	Lowe Troost S.A.
Draft Belgium Holdings S.P.R.L.	Belgium	100	DraftWorldwide Limited
Feedback S.P.R.L.	Belgium	100	DraftWorldwide, Inc.
Initiative Media Brussels S.A.	Belgium	100	Ammirati Puris Lintas Brussels S.A.
   (96%) and Initiative Media (4%)
Initiative Media International S.A.	Belgium	100	Lintas Holding B.V.
Karamba S.A.	Belgium	100	Draft Belgium Holding S.P.R.L.
Lowe Troost S.A.	Belgium	100	Lowe Worldwide Holdings B.V.
McCann-Erickson Co. S.A. 	Belgium 	100	Registrant
P.R. International N.V.	Belgium	100	Ammirati Puris Lintas Brussels S.A.
Programming Media International-PMI S.A.	Belgium	100	Registrant
Promo Sapiens S.A.	Belgium	100	Draft Belgium Holding S.P.R.L. (85%)
			   and Karamba S.A. (15%)


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 8
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Universal Media, S.A. 	Belgium 	100	McCann-Erickson Co., S.A. (50%) and
   Lowe Troost S.A. (50%)
The Advanced Marketing Centre S.A.	Belgium	100	Draft Belgium Holding S.P.R.L. (0.2%)
			   and Karamba S.A. (99.8%)
Triad Assurance Limited 	Bermuda 	100	Registrant
Ammirati Puris Lintas Ltda.	Brazil	98.75	Registrant
DraftWorldwide Ltda.	Brazil	66	DraftWorldwide, Inc.
DraftWorldwide Sao Paulo Ltda.	Brazil	66	DraftWorldwide, Inc.
Interpublic Publicidade e Pesquisas	Brazil	100	International Business Services, Inc.
  Sociedade Limitada
McCann-Erickson Publicidade Ltda.	Brazil	100	Registrant
MPMPPA Profissionais de Promocao Associados Ltda.	Brazil	100	MPM Lintas Communicacoes Ltda.
Octagon do Brazil Participacoes S/C Ltda	Brazil	100	Octagon Worldwide Brazil Inc.
Universal Publicidade Ltda	Brazil	100	Interpublic Publicidade
   E Pesquisas Sociedade Ltda.
API Prism International Inc.	Brit. Virgin	100	API Prism Limited
	  Islands
CSI Holdings S.A.	Brit. Virgin	100	Communication Services Int'l
  Islands		   (Holdings) S.A.
CSI International Holdings S.A.	Brit. Virgin	100	CSI Holdings S.A.
  Islands
Lowe Holdings BVI Limited	Brit. Virgin	100	Lowe Group Holdings Inc.
  Islands
Octagon Motorsports Limited	Brit. Virgin	66.6	Octagon Worldwide Inc.
  Islands
SBK Superbike International Limited	Brit. Virgin	50	Octagon Motorsports Limited
  Islands
Adware Systems Canada Inc.	Canada	100	Adware Systems, Inc.
Ammirati Puris Lintas Canada Ltd.	Canada	100	Registrant


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 9
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Diefenbach-Elkins Limited	Canada	100	Diefenbach-Elkins
Durnan Communications	Canada	100	Ammirati Puris Lintas Canada Ltd.
FSA Targeting Inc.	Canada	100	Registrant
Gingko Direct Ltd.	Canada	100	The Gingko Group Ltd.
Hawgtown Creative Ltd.	Canada	100	DraftWorldwide, Inc.
ISOGROUP Canada, Inc.	Canada	100	Registrant
Lowe Investments Limited	Canada	100	Lowe Group Holdings Inc. (54%)
			Lowe Worldwide Holdings BV (46%)
MacLaren McCann Canada Inc.	Canada 	100	Registrant
Promaction Corporation	Canada	100	McCann-Erickson Advertising of Canada
Promaction 1986 Inc.	Canada	100	MacLaren McCann Canada, Inc.
The Gingko Group Ltd.	Canada	100	DraftWorldwide, Inc.
The Medicine Group Limited	Canada	51	Complete Medical Group Ltd.
Tribu Lintas Inc.	Canada	100	MacLaren McCann Canada, Inc.
Ammirati Puris Lintas Chile S.A.	Chile	100	Ammirati Puris Lintas Holding B.V.
Dittborn, Urzueta y Asociados Marketing	Chile	60	McCann-Erickson S.A. de Publicidad
  Directo S.A.
Initiative Media Servicios de Medios Ltda.	Chile	99	Ammirati Puris Lintas Chile S.A.
Lowe (Chile) Holdings SA	Chile	100	Lowe & Partners South America Holdings SA
McCann-Erickson S.A. de Publicidad 	Chile	100	Registrant
Ammirati Puris Lintas China	China	50	Registrant & Shanghai Bang Da
   Advertising
McCann-Erickson Guangming Advertising Limited	China 	51	McCann-Erickson Worldwide
Ammirati Puris Lintas Colombia	Colombia	100	Registrant
Epoca S.A.	Colombia	60	Registrant
Harrison Publicidad De Colombia S.A.	Colombia	100	Registrant
Initiative Media Columbia S.A.	Columbia	100	Ammirati Puris Lintas Columbia


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 10
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


McCann-Erickson Centroamericana	Costa Rica	100	Registrant
  (Costa Rica) Ltda.
McCann-Erickson Zagreb 	Croatia	100	McCann-Erickson International GmbH
   McCann-Erickson Prague
Ammirati Lintas Praha Spol. S.R.O.	Czech Republic	100	Ammirati Puris Lintas Deutschland GmbH
McCann-Erickson Prague, Spol. S.R.O.	Czech Republic	100	McCann-Erickson International GmbH
Pool Media International srl	Czech Republic	100	McCann-Erickson Prague, Spol. s.r.o.
Femencom Limited	Cyprus	100	Third Dimension Limited
Ammirati Puris Lintas Denmark A/S	Denmark	100	Ammirati Puris Lintas Holding B.V.
Campbell-Ewald Aps	Denmark	100	Registrant
Initiative Universal Aps	Denmark	100	Registrant
Job A/S	Denmark	100	Ammirati Puris Lintas Denmark
McCann-Erickson A/S	Denmark	100	Registrant
Medialog A/S	Denmark	100	Registrant
Parafilm A/S	Denmark	100	Registrant
Progaganda, Reuther, Lund & Priesler	Denmark	75	Registrant
  Reklamebureau Aps
Signatur APS	Denmark	100	Ammirati Puris Lintas Denmark A/S
McCann-Erickson Dominicana, S.A.	Dominican
	  Republic	100	Registrant
McCann-Erickson (Ecuador) Publicidad S.A.	Ecuador	96	McCann-Erickson Corporation (Int'l)
McCann-Erickson Centro Americana	El Salvador	100	Registrant
  (El Salvador) S.A.
Ammirati Puris Lintas Oy	Finland 	100	Lintas Holding B.V.
Hasan & Partners Oy	Finland	100	Registrant
Lintas Service Oy	Finland	100	Lintas Oy
Lowe Brindfors Oy	Finland	100	Lowe Sweden AB
Lowe Brindfors Production Oy	Finland	100	Lowe Brindfors Oy
Mainostoinisto Ami Hasan & Company Oy	Finland	100	Hasan & Partners, Inc.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 11
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Mainostoinisto Womena - McCann Oy	Finland	100	Registrant
McCann-Pro Oy	Finland	100	Oy Liikemainonta-McCann AB
Oy Liikemainonta-McCann AB	Finland	100	Registrant
PMI - Mediaporssi Oy	Finland	66	Oy Liikemainonta-McCann AB (33%) and
   Lintas Oy (33%)
Womena-Myynninvauhdittajat Oy	Finland	100	Oy Liikemainonta-McCann AB
Advantage International Sarl	France	100	Advantage International Holdings Inc.
Alice SNC	France	50	Lowe Alice S.A.
Ammirati Puris Lintas S.A.	France	100	France C.C.P.M.
CDRG France	France	74	McCann-Erickson France Holding Co.
Creation Sarl	France	97.5	SP3 S.A.
Creative Marketing Service SAS	France	100	France C.C.P.M.
DCI Pharma Sarl	France	100	Zeta S.A.
D.L. Blair Europe SNC	France	100	T.C. Promotions, I, Inc. (50%) and
   T.C. Promotions II, Inc. (50%)
DraftDirect Worldwide Sante Sarl	France	100	DraftWorldwide S.A.
DraftWorldwide S.A.	France	100	DraftWorldwide Limited
E.C. Television/Paris, S.A.	France	100	France C.C.P.M.
Fab + S.A.	France	99.4	SP3 S.A.
France C.C.P.M.	France 	100	Ammirati Puris Lintas Holding B.V.
Huy Oettgen Oettgen S.A.	France	100	DraftWorldwide S.A.
Infernal Sarl	France	100	SP3 S.A.
Initiatives Media Paris S.A. 	France 	100	France C.C.P.M.
Leuthe il-autre Agence	France	85	McCann-Erickson (France) Holding Co.
Lowe Alice S.A.	France	100	Lowe Worldwide Holdings B.V.
MacLaren Lintas S.A.	France	100	France C.C.P.M.
McCann Communications    	France 	75	McCann-Erickson (France) Holding Co.
McCann-Promotion S.A.	France	99.8	McCann-Erickson (France) Holding Co.
McCann-Erickson (France) Holding Co.	France 	100	Registrant


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 12
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


McCann-Erickson (Paris) S.A.	France	100	McCann-Erickson (France) Holding Co.
McCann-Erickson Rhone Alpes S.A.	France	100	McCann-Erickson (France) Holding Co.
McCann-Erickson Thera France	France	74	CDRG Communications
MDEO	France	80	McCann-Erickson France
Menu & Associes	France	51	The Coleman Group Worldwide LLC
Pschitt S.A.	France	100	Zeta S.A.
Publi Media Service 	France	50	Owned in quarters by McCann,
   Ammirati Puris Lintas agencies in
   France, Publicis and Idemedia
Slad	France	60	McCann-Erickson (France) Holding Co.
SP3 S.A.	France	100	McCann-Erickson (France) Holding Co.
Strateus	France	72	France C.C.P.M.
Synthese Marketing S.A.	France	100	DraftWorldwide S.A.
Universal Media S.A.	France 	100	McCann-Erickson (France) Holding Co.
Valefi	France	55	McCann-Erickson (France) Holding Co.
Virtuelle	France	60	Fieldplan Limited
Western International Media Holdings Sarl	France	100	Alice SNC
Zeta S.A.	France	100	DraftDirect Worldwide Sante Sarl
Adplus Werbeagentur GmbH	Germany	100	Lowe & Partners GmbH Frankfurt
Advantage International AG	Germany	100	Advantage International holdings Inc.
Ammirati Puris Lintas Deutschland GmbH	Germany	100	Registrant
Ammirati Puris Lintas Service GmbH	Germany	100	Ammirati Puris Lintas Deutschland GmbH
Ammirati Puris Lintas Hamburg GmbH	Germany	100	Ammirati Puris Lintas Deutschland GmbH
Ammirati Puris Lintas S Communications GmbH	Germany	100	Ammirati Puris Lintas Deutschland GmbH
Baader, Lang, Behnken Werbeagentur GmbH	Germany	100	Ammirati Puris Lintas Deutschland GmbH
Creative Media Services GmbH	Germany	100	Ammirati Puris Lintas Deutschland GmbH
DCM Dialog-Creation-Munchen Agentur fur	Germany	80	M&V Agentur fur Dialogmarketing und
  Dialogmarketing GmbH			   Verkaufsforderung GmbH
Draft Direct Worldwide Holdings GmbH	Germany	100	DraftWorldwide Limited


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 13
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Hamall GmbH	Germany	100	Lowe & Partners Gmbh Frankfurt
Heinrich Hoffman & Partner GmbH	Germany	100	Lowe & Partners GmbH Frankfurt
Initiativ Media GmbH	Germany	100	Ammirati Puris Lintas Deutschland GmbH
Interpublic GmbH	Germany	100	Registrant
K&S Marketing and Consultant GmbH	Germany	100	Adplus GmbH
Kolitho Repro GmbH	Germany	100	Peter Reincke Direkt-Marketing GmbH
Krakow McCann Werbeagentur GmbH	Germany	100	McCann-Erickson Deutschland GmbH
Kreatives Direktmarketing Beteiligungs GmbH	Germany	100	DraftWorldwide Limited
Lowe & Partners GmbH Dusseldorf	Germany	100	Lowe Worldwide Holdings B.V. (75%)
   and Registrant (25%)
Lowe & Partners GmbH Frankfurt	Germany	100	Lowe & Partners GmbH Dusseldorf
Lowe & Partners GmbH Hamburg	Germany	100	Lowe & Partners GmbH Dusseldorf
Mailpool Adressen-Management GmbH	Germany	100	DraftDirect Worldwide Holdings GmbH Germany
Max W.A. Kramer GmbH	Germany	100	Ammirati Puris Lintas Deutschland GmbH
McCann Direct GmbH 	Germany	100	McCann-Erickson Deutschland GmbH
McCann-Erickson Dusseldorf	Germany	100	McCann-Erickson Deutschland
McCann-Erickson (International) GmbH 	Germany 	100	Registrant
McCann-Erickson Deutschland GmbH	Germany 	100	McCann-Erickson (International) GmbH
McCann-Erickson Deutschland GmbH & Co.
  Mgmt. Prop. KG (Partnership)	Germany	100	Registrant
McCann-Erickson Scope GmbH	Germany	100	McCann-Erickson Deutschland GmbH
McCann-Erickson Frankfurt GmbH	Germany	100	McCann-Erickson Deutschland GmbH
McCann-Erickson Hamburg GmbH	Germany	100	McCann-Erickson Deutschland GmbH
McCann-Erickson Management Property GmbH	Germany	100	McCann-Erickson Deutschland GmbH (80%)
			   Interpublic GmbH (20%)
McCann-Erickson Nurnberg GmbH	Germany	100	McCann-Erickson Deutschland GmbH
McCann-Erickson Thunderhouse	Germany	100	Registrant
McCann-Erickson Service GmbH	Germany	100	McCann-Erickson Deutschland GmbH
MCS Medizinischer Creativ Service, GmbH	Germany	60	McCann-Erickson Deutschland GmbH


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 14
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


M&V Agentur fur Dialogmarketing und	Germany	82	DraftDirect Worldwide Holdings GmbH Germany
  Verkaufsforderung GmbH
M&V Hamburg Agentur fur direkte und	Germany	70	M&V Agentur fur Dialogmarketing und
  Strategische Marketing-Kommunikation GmbH			   Verkaufsforderung GmbH
Peter Reincke Direkt-Marketing GmbH	Germany	76	DraftDirect Worldwide Holdings GmbH Germany
PWS	Germany	100	McCann-Erickson Deutschland GmbH
Scherer MRM Holding GmbH	Germany	75	McCann-Erickson Deutschland
Scherer Team GmbH	Germany	100	Scherer MRM Holding GmbH
Typo-Wenz Artwork GmbH	Germany 	100	Interpublic GmbH
Universalcommunication Media Intensiv GmbH	Germany	100	Interpublic GmbH
Unterstuetzungskasse der H.K. 	Germany	100	McCann-Erickson (International) GmbH
  McCann Company GmbH
Wolff & Partner, Kreatives Direktmarketing GmbH	Germany	100	DraftDirect Worldwide Holdings GmbH Germany
Ammirati Puris Lintas Advertising Company S.A.	Greece	100	Interpublic Ltd. (95%), Fieldplan Ltd.
   (5%)
Ammirati Puris Lintas Worldwide	Greece	100	Interpublic Limited
  Advertising (Hellas) L.L.C.
Ashley And Holmes S.A.	Greece	51	Interpublic
International Media Advertising S.C.A.	Greece	100	Fieldplan Ltd.
McCann-Erickson Athens S.A.	Greece	100	Registrant
Sprint Advertising S.A. 	Greece	51	Fieldplan Limited
Initiative Media Advertising S.A.	Greece	100	Fieldplan Limited
Universal Media Hellas S.A.	Greece	100	McCann-Erickson (International) GmbH
Publicidad McCann-Erickson Centroamericana	Guatemala	100	Registrant
  (Guatemala), S.A.
McCann-Erickson Centroamericana S. de R.L.	Honduras	100	Registrant
  (Honduras)
Anderson & Lembke Asia Limited	Hong Kong	100	Anderson & Lembke, Inc.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 15
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


API Prism Limited	Hong Kong	85	The Sponsorship Group Limited
Ammirati Puris Lintas Hong Kong Limited	Hong Kong	54	Lintas Holdings B.V. (54%) and
			   Wilson Chan (46%)
Communications Services International Asia 	Hong Kong	100	CSI International Holdings S.A.
  Pacific Limited
Dailey International enterprises Ltd.	Hong Kong	100	Registrant (50%), Ammirati Puris
   Lintas (50%)
Dailey Investments Limited	Hong Kong	100	Registrant (50%), Ammirati Puris
   Lintas (50%)
DraftWorldwide Limited	Hong Kong	100	DraftWorldwide, Inc.
Infoplan (Hong Kong) Limited	Hong Kong	100	McCann-Erickson (HK) Limited
Lowe & Partners/Live Limited	Hong Kong	74	Lowe Group Holdings Inc.
Ludgate Asia Ltd.	Hong Kong	100	Ludgate Group Limited
McCann-Erickson, Guangming Ltd.	Hong Kong	100	Registrant
McCann-Erickson (HK) Limited	Hong Kong	100	Registrant
Prism Golf Management Limited	Hong Kong	50	API Prism Limited
Prism Holdings Limited	Hong Kong	100	API Prism Limited
Ammirati Puris Lintas Budapest Reklam Es 	Hungary	100	Ammirati Puris Lintas Deutschland GmbH
  Marketing Kommunikacios Kft  			   (90%) and Ammirati Puris Lintas
			   Hamburg GmbH (10%)
Initiative Media Hungary	Hungary	100	Lintas Budapest
McCann Communications Budapest KFT	Hungary	100	Registrant
McCann-Erickson Interpress International	Hungary	100	Registrant
  Advertising Agency Ltd.
Associate Corp. Consl. (India) Pvt.Ltd.	India	99.60	McCann-Erickson (India) Private Ltd.
Karishma Advertising Ltd.	India	99.95	Lintas India Ltd.
McCann-Erickson (India) Pvt.	India	60	McCann-Erickson Worldwide Inc.
Quadrant Communications Pvt. Ltd.	India	50	Lintas India Limited (50%) and
			   Pratibha Advertising (50%)


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 16
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Result Services Private Ltd.	India	99.10	McCann-Erickson (India) Private Ltd.
McCann-Erickson, Limited	Ireland	100	Registrant
Ammirati Puris Lintas Milano S.p.A.	Italy	100	Ammirati Puris Lintas Holding B.V.
Centro Media Planning-Buying-Booking S.r.l.	Italy	100	Ammirati Puris Lintas Milano S.p.A.
Chorus Media Srl	Italy	51	Pirella Gottsche Lowe S.p.A.
DraftWorldwide Italia Srl.	Italy	100	DraftWorldwide, Inc.
Exel S.R.L.	Italy	99	Ammirati Puris Lintas S.P.A.
Initiative Media S.R.L.	Italy	100	Ammirati Puris Lintas S.P.A.
Infoplan Italiana S.P.A.	Italy	100	Registrant
McCann-Erickson Italiana S.p.A.	Italy	100	Registrant
McCann Marketing Communications S.p.A.	Italy	100	McCann-Erickson Italiana S.p.A.
Octagon Motorsport Srl.	Italy	100	Inka AG
Pirella Gottsche Lowe S.p.A.	Italy	95	Lowe Worldwide Holdings B.V.
Pool Media International (P.M.I.) S.r.l.	Italy	100	Registrant (95%) and Business Science
   Research Corp (5%)
SBK Motorsport Srl	Italy	100	SBK Superbike International Limited
Spring S.R.L.	Italy	99	Ammirati Puris Lintas S.P.A.
Universal S.R.L.	Italy	100	Registrant
Universal Media Srl	Italy	100	McCann-Erickson Italiana S.p.A.
Ammirati Puris Lintas S.A.	Ivory Coast	67	France C.C.P.M.
McCann-Erickson Ivory Coast	Ivory Coast	98.80	McCann-Erickson France
Nelson Ivory Coast	Ivory Coast	100	McCann-Erickson France
McCann-Erickson (Jamaica) Limited	Jamaica	100	Registrant
Ammirati Puris Lintas K.K.	Japan	100	Ammirati Puris Lintas Nederland B.V.
Hakuhodo Lintas K.K.	Japan	50	Registrant
Infoplan, Inc.	Japan	100	McCann-Erickson Inc.
K.K. Momentum	Japan	100	McCann-Erickson Inc.
K.K. Standard McIntyre	Japan	50	McCann-Erickson Healthcare, Inc.
McCann-Erickson Inc. 	Japan	100	Registrant


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 17
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Third Dimension Limited	Jersey	100	Registrant
McCann-Erickson (Kenya) Limited 	Kenya	73	Registrant
Communication Services (International) 	Luxembourg	100	Registrant
  Holdings S.A.
Inka AG	Luxembourg	100	Octagon Motorsport Limited
API Sponsorship SDM.BHD	Malaysia	100	API Sponsorship Canada Ltd. (50%) and
   The Sponsorship Group Ltd. (50%)
DraftWorldwide Sdn. Bhd.	Malaysia	98.8	DraftWorldwide, Inc.
Initiative Media (M) Sdn. Bhd.	Malaysia	100	Ammirati Puris Lintas (Malaysia)
   Sdn. Bhd.
McCann-Erickson (Malaysia) Sdn. Bhd.	Malaysia	100	Registrant
Mutiara-McCann (Malaysia) Sdn. Bhd. 	Malaysia	83.50	Registrant
Universal Communication Sdn. Bhd.	Malaysia	100	McCann-Erickson (Malaysia) Sdn. Bhd.
Lowe Mauritius Limited	Mauritius	100	Lowe Group Holdings Inc.
Ammirati Puris Lintas S.A. de C.V.	Mexico	100	Registrant
Corporacion Interpublic Mexicana, S.A. de C.V.	Mexico	100	Registrant and Inversionistas Asociados,
			   S.A. de C.V.
Inversionistas Asociados, S.A. De C.V.	Mexico	100	Registrant
Initiative Media, S.a. de C.V.	Mexico	100	Registrant
Initiative Media Mexico	Mexico	100	Ammirati Puris Lintas Mexico
Inversionistas Asociados, S.A. De C.V.	Mexico	100	Registrant
Lowe & Partners/SMS De Mexico, S.A.	Mexico	74	Interpublic Holding Company SA de CV
Publicidad Nortena, S. De R.L. De C.V.	Mexico	100	Registrant
CSI International SAM	Monaco	100	Communication Services International
			   (Holdings) S.A.
Advantage International Benelux B.V.	Netherlands	75	Advantage International Holdings Inc.
Ammirati Puris Lintas Direct B.V.	Netherlands	80	Ammirati Puris Lintas Nederland B.V.
Ammirati Puris Lintas Holding B.V.	Netherlands	100	Registrant
Ammirati Puris Lintas Nederland B.V.	Netherlands	100	IPG Nederland B.V.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 18
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Anderson & Lembke Europe B.V.	Netherlands	100	Anderson & Lembke, Inc.
CSI International B.V.	Netherlands	100	CSI International N.V.
Data Beheer B.V.	Netherlands	100	Data Holding B.V.
Data Holding B.V.	Netherlands	100	IPG Nederland B.V.
Gold Reclame En Marketing Advisers B.V.	Netherlands	100	IPG Nederland B.V.
Initiative Media Programming B.V.	Netherlands	100	Ammirati & Puris Lintas B.V.
IPG Nederland B.V.	Netherlands	100	Registrant
ISOGROUP Europe BV	Netherlands	100	Registrant
Lowe Digital B.V.	Netherlands	80	Lowe Direct (22.5%), Lowe Kuiper
   & Schouten (57.5%)
Lowe Direct B.V.	Netherlands	60	Lowe Kuiper & Schouten
Lowe Holland B.V.	Netherlands	100	Lowe Worldwide Holdings B.V.
Lowe International Holdings B.V.	Netherlands	100	Registrant
Lowe Kuiper & Schouten B.V.	Netherlands	100	Lowe Worldwide Holdings B.V.
Lowe Worldwide Holdings B.V.	Netherlands	100	Poundhold Ltd.
McCann-Erickson (Nederland) B.V.	Netherlands	100	IPG Nederland B.V.
Octagon Worldwide Holdings B.V.	Netherlands	100	Octagon Worldwide Inc
Pacific Investments Trust BV	Netherlands	100	SBK Superbike International Limited
P. Strating Promotion B.V.	Netherlands	100	IPG Nederland B.V.
Programming Media International B.V.	Netherlands	100	Registrant
Reclame-Adviesbureau Via B.V.        	Netherlands	100	IPG Nederland B.V.
Roomijsfabriek "De Hoop" B.V.	Netherlands	100	Ammirati  Puris Lintas Holding B.V.
Universal Media B.V.	Netherlands	100	IPG Nederland B.V.
Western International Media Holdings B.V.	Netherlands	100	Lowe Group Holdings, Inc. (52%),
   Ammirati Puris Lintas (38%), and
   Western Media (10%)
Zet Zet B.V.	Netherlands	100	Data Gold B.V.
Ammirati Puris Lintas (NZ) Limited	New Zealand	51	Registrant
Initiative Media (NZ) Limited	New Zealand	99	Ammirati Puris Lintas (NZ) Ltd.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 19
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


McCann-Erickson Limited	New Zealand	100	Registrant
Pritchard Wood-Quadrant Limited	New Zealand	100	Registrant
Universal Media Limited	New Zealand	100	McCann-Erickson Limited
Digit A/S	Norway	100	JBR/McCann/A/S
JBR Film A/S	Norway	100	JBR Reklamebyra A/S
JBR McCann A/S	Norway	100	McCann-Erickson A/S
JBR McCann Signatur A/S	Norway	100	McCann-Erickson A/S
JBR Purkveien A/S	Norway	100	McCann-Erickson A/S
JBR Riddeersvoldgate A.S.	Norway	100	McCann-Erickson A/S
Lowe Norway A/S	Norway	100	Lowe Sweden AB
Lowe & Partners Norway A/S	Norway	66.6	Lowe Norway A/S
McCann-Erickson A/S	Norway	100	McCann-Erickson Marketing
Scandinavian Design Group AS	Norway	75	McCann-Erickson AS
Showproduksjon AS	Norway	100	McCann-Ercikson AS
Epoca McCann S.A.	Panama	100	Registrant
Ammirati Puris Lintas Manila	Philippines	58	Registrant
H.K. McCann Communications Company, Inc.	Philippines	100	McCann-Erickson (Philippines) Inc.
McCann-Erickson (Philippines), Inc.	Philippines	58	Registrant (30%), Business Science
   Research Corp. (28%)
McCann Group of Companies, Inc.  	Philippines	100	Registrant
Ammirati Puris Lintas Warsawa Sp.	Poland	100	Ammirati Puris Lintas Deutschland GmbH
IM Warsaw	Poland	100	Ammirati Puris Lintas Warsaw
ITI McCann-Erickson International Advertising 	Poland	50	McCann-Erickson International GmbH
McCann Communications - Poland	Poland	100	Registrant
McCann-Erickson Prague Spol. s.r.o.	Poland	100	McCan-Erickson International GmbH
Ammirati Puris Lintas, Lda.	Portugal	100	Interpublic SGPS/Lda.
Iniciativas De Meios-Actividades Publicitarias,	Portugal	98	Ammirati Puris Lintas, Ltda.
  Limitada
Interpublic SGPS/Lda	Portugal	100	Registrant


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 20
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Kramaidem-Publicidade E Marketing, S.A.	Portugal	100	Registrant
Lowe Portuguesa Publicidade a Estudios de	Portugal	100	Interpublic SGPS/Lda
  Mercado, S.A.
McCann-Erickson/Portugal Limitada	Portugal	100	Interpublic SGPS/Lda
MKM Markimage, Marketing E Imagem, S.A.	Portugal	100	McCann-Erickson Portugal
   Publicidade Ltda.
Universal Media Publicidade, Limitada	Portugal	100	McCann-Erickson/Portugal Limitada
Ammirati Puris Lintas Puerto Rico, Inc.	Puerto Rico	100	Ammirati Puris Lintas, Inc.
McCann-Erickson, Dublin Limited	Republic of	100	Registrant
  Ireland
B.V. McCann-Erickson Romania	Romania	70	Registrant
McCann-Erickson Moscow	Russia	100	McCann-Erickson International GmbH
Ammirati Puris Lintas (Singapore) Pte. Ltd.	Singapore	100	Registrant
Draftworldwide Pte. Ltd.	Singapore	60	DraftWorldwide, Inc.
Lowe & Partners/Monsoon Advertising Pte. Ltd.	Singapore	80	Lowe Group Holdings Inc.
McCann-Erickson (Singapore)	Singapore	100	Registrant
CPM Slovakia SRO	Slovak Rep	50	Panmedia Werbeplanung GmbH
McCann-Erickson Bratislava	Slovak Rep.	100	McCann-Erickson Prague Spol. s.r.o.
Adsearch Proprietary Limited	South Africa	100	Registrant
Ammirati Puris Lintas (Proprietary) Limited 	South Africa	100	Ammirati Puris Lintas Holding B.V. (76%)
   Registrant (24%)
Advantage Sports Marketing (Pty) Limited	South Africa	95	The Sponsorship Group Limited
Advantage Sponsorship Pty Limited	South Africa	100	Advantage Sports Marketing Pty. Limited
API Sportshows Limited	South Africa	50	Advantage Sports Marketing Pty. Limited
Campbell-Ewald Proprietary Limited	South Africa	100	McCann-Erickson South Africa
   Proprietary Limited
Column Communications CC	South Africa	100	Ammirati Puris Lintas (Properietary) Ltd.
Fibre Design Communication (Proprietary) ltd.	South Africa	100	Registrant
McCann Cape Town (Proprietary) Limited	South Africa	100	McCann Group


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 21
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


McCann Durban (Proprietary) Limited 	South Africa	100	McCann Group
McCann-Erickson Promotions (Proprietary) Ltd.	South Africa	100	Registrant
McCann-Erickson South Africa (Pty.)	South Africa	100	Registrant
  Ltd. ("McCann Group")
McCann International (Proprietary) Limited	South Africa	100	McCann Group
McCann South Africa Proprietary Limited	South Africa	100	McCann-Erickson Johannesburg
   (Proprietary) Limited
McCann-Erickson Johannesburg (Proprietary)	South Africa	100	McCann-Erickson South Africa
  Limited 			   (Proprietary) Limited
McCannix Proprietary Limited	South Africa	100	McCann-Erickson Johannesburg
   (Proprietary) Limited
Media Initiative (Proprietary) Limited 	South Africa	100	Ammirati Puris Lintas (Proprietary)
   Limited
PULA API (Pty) Limited	South Africa	100	Advantage Sports Marketing Pty Ltd.
The Loose Cannon Company Proprietary Limited	South Africa	100	McCann-Erickson South Africa
   Proprietary Limited
Universal Media (Proprietary) Limited 	South Africa	100	McCann Group
Lintas Korea, Inc.	South Korea	100	Registrant
McCann-Erickson, Inc.	South Korea	51	McCann-Erickson Marketing, Inc.
Ammirati Puris Lintas S.A. 	Spain	100	Ammirati Puris Lintas Holding B.V.
Cachagua S.A.	Spain	100	The Interpublic Group of Companies
   de Espana S.A.
Clarin, S.A.	Spain 	100	McCann-Erickson S.A.
Coleman Schmidlin & Partner S.A.	Spain	71	Coleman Group Worldwide, LLC
Common Sense Publicidad Y Diseno, S.A.	Spain	80	McCann-Erickson S.A.
Directing MRM S.A.	Spain	99.99	The Interpublic Group of Companies de
			   Espana S.A.
DraftDirect Worldwide S.A.	Spain	70	DraftWorldwide Limited
Encuadre S.A.	Spain	67	Clarin, S.A.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 22
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Events & Programming International	Spain	100	The Interpublic Group of Companies de
  Consultancy, S.A. (EPIC)			   Espana S.A.
Iniciativas de Medios, S.A.	Spain	100	Ammirati Puris Lintas, S.A.
Lowe & Partners Espana S.A.	Spain	98	Lowe Worldwide Holdings B.V. (91%)
   Lowe Int'l Holdings B.V. (7%)
McCann-Erickson S.A.	Spain	100	The Interpublic Group of Companies
   de Espana S.A.
McCann-Erickson Barcelona S.A. 	Spain 	100	The Interpublic Group of Companies
   de Espana S.A.
Pool Media International S.A.	Spain	100	The Interpublic Group of Companies
   de Espana S.A.
The Interpublic Group of Companies de Espana	Spain	100	Registrant
Universal Media S.A.	Spain	100	McCann-Erickson S.A.
Valmorisco Communications	Spain	100	The Interpublic Group of Companies
   de Espana S.A.
Western International Media SA	Spain	100	Western Int'l Media Holdings BV
Advantage International AB	Sweden	100	Advantage Int'l Holdings Inc.
Ammirati Puris Lintas Shoppen AB	Sweden	100	Ammirati Puris Lintas AB
Ammirati Puris Lintas AB	Sweden	100	Ammirati Puris Lintas Holding B.V.
Anderson & Lembke AB	Sweden	100	Anderson & Lembke, Inc.
Infoplan AB	Sweden	100	McCann-Erickson AB
Large Medium AB	Sweden	50	Lowe Sweden AB
Lowe Sweden AB	Sweden	100	Lowe International Holdings B.V.
Lowe Brindfors Annonsbyra AB	Sweden	91	Lowe Sweden AB
McCann Annonsbyra AB	Sweden	100	McCann-Erickson AB
McCann Annonsbyra I Malmoe AB	Sweden	100	McCann-Erickson AB
McCann-Erickson AB	Sweden 	100	Registrant
Message Plus Media AB	Sweden	100	Lowe Sweden AB



NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 23
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


PMI Initiative Universal Media AB 	Sweden	100	Ammirati Puris Lintas AB (50%)
   McCann-Erickson AB (50%)
Ronnberg & McCann A.B.	Sweden	100	McCann-Erickson AB
Message Plus digital AB	Sweden	100	Lowe Sweden AB
Advantage AG.	Switzerland	100	Advantage Int'l Holdings, Inc.
Bosch & Butz Werbeagenter AG	Switzerland	80	Lowe International Holdings B.V.
Coleman Schmidlin Partner AG	Switzerland	71	Coleman Group Worldwide LLC
Fisch Meier Direkt AG	Switzerland	100	Ammirati Puris Lintas Deutschland GmbH
Fisch Meier Promotion AG	Switzerland	100	Fisch Meier Direkt AG
Get Neue Gestaltungstechnik AG	Switzerland	100	Bosch & Butz Werbeagenter
Lowe GGK AG	Switzerland	80	Lowe International Holdings BV
Initiative Media Western AG	Switzerland	100	Western Int'l Media Holdings BV
Initiative Media Switzerland	Switzerland	100	Ammirati Puris Lintas Holding B.V.
McCann-Erickson S.A.	Switzerland	100	Registrant
McCann-Erickson Services S.A.	Switzerland	100	Registrant
P.C.M. Marketing AG	Switzerland	100	Ammirati Puris Lintas Deutschland GmbH
Pool Media-PMI S.A.	Switzerland	100	Registrant
Target Group AG	Switzerland	51	McCann-Erickson
Unimedia S.A.	Switzerland	100	Registrant
Ammirati Puris Lintas Taiwan Ltd. 	Taiwan	100	Registrant
McCann-Erickson Communications Group Co. Ltd.	Taiwan	100	Registrant
Ammirati Puris Lintas (Thailand) Ltd.	Thailand	100	Registrant
McCann-Erickson (Thailand) Ltd.	Thailand	100	Registrant
Lintas Gulf Limited	U.A.E.	51	Ammirati Puris Lintas Worldwide Limited
McCann-Erickson (Trinidad) Limited	Trinidad	100	Registrant
Adam	Turkey	80	The Lowe Group
Grafika Lintas Reklamcilik A.S.	Turkey	51	Registrant
Initiative Media Istanbul	Turkey	70	Registrant
Link Ajams Limited Sirketi 	Turkey	100	PARS


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 24
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Lowe Adam Tanitim Hizmetleri AS Turkey	Turkey	80	Lowe International Holdings B.V.
McCann-Direct Reklam Tanitama Servisleri A.S. 	Turkey	100	PARS
PARS McCann-Erickson Reklamcilik A.S.("PARS")	Turkey	100	Registrant
Universal Media Planlama Ve Dagitim	Turkey	100	PARS
Addison Whitney Worldwide Ltd.	United Kingdom	100	Interpublic Limited (50%), Business
   Science Research (50%)
Addition Communications Limited	United Kingdom	100	SP Group Limited
Addition Marketing Group Limited	United Kingdom	100	SP Group Limited
Advantage International Limited	United Kingdom	100	Interpublic Limited
Adware Systems Limited	United Kingdom	100	Orkestra Limited
Ammirati Puris Lintas Limited	United Kingdom	100	Interpublic Limited
Ammirati Puris Lintas International Limited	United Kingdom	100	Interpublic Limited
Ammirati Puris Lintas Worldwide Limited 	United Kingdom	100	Interpublic Limited (50%), Business
   Science Research (50%)
API Consulting Limited	United Kingdom	100	The Sponsorship Group Limited
API Personality Management Limited	United Kingdom	100	The Sponsorship Group Limited
API Soccer Limited	United Kingdom	100	The Sponsorship Group Limited
API Sponsorship Canada Limited	United Kingdom	100	The Sponsorship Group Limited
API Sponsorship Europe Limited	United Kingdom	100	The Sponsorship Group Limited
API Sponsorship USA Limited	United Kingdom	100	The Sponsorship Group Limited
API Sponsorship Limited	United Kingdom	100	The Sponsorship Group Limited
API Sports Media Limited	United Kingdom	100	The Sponsorship Group Limited
API Television Limited	United Kingdom	100	The Sponsorship Group Limited
Artel Studios Limited	United Kingdom	100	Stowe, Bowden, Wilson Limited
Barnett Fletcher Promotions Company Limited	United Kingdom	100	Interpublic Limited
Brand Matters Limited	United Kingdom	100	Registrant
Brilliant Pictures Limited	United Kingdom	100	Still Price Court Twivy D'Souza
   Lintas Group Limited
Brompton Advertising Ltd.	United Kindgom	100	The Brompton Group Ltd.


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 25
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Brompton Promotions Ltd.	United Kingdom	100	The Brompton Group Ltd.
Bureau of Commercial Information Limited	United Kingdom	100	Registrant
Bureau of Commercial Research Limited	United Kingdom	100	Registrant
Business Geographics	United Kingdom	70	International Poster Management Ltd.
Campbell-Ewald Limited	United Kingdom	100	Interpublic Limited (50%), Business
   Science Research (50%)
CM Lintas International Ltd.	United Kingdom	100	Interpublic Limited
Coachouse Ltd.	United Kingdom	100	McCann-Erickson Manchester Limited
Coleman Planet & Partners Limited	United Kingdom	71	Registrant
Colourwatch Group Limited 	United Kingdom	100	Lowe International Limited
Complete Congress Services Limited	United Kingdom	67	Complete Medical Group Limited
Complete Exhibition Services Ltd.	United Kingdom	80	Complete Medical Group Limited
Complete Healthcare Training Limited	United Kingdom	75	Complete Medical Group Limited
Complete Market Research Limited	United Kingdom	75	Complete Medical Group Limited
Complete Medical Communications International Ltd.	United Kingdom	85	Complete Medical Group Limited
Complete Medical Communications (UK) Limited	United Kingdom	80	Complete Medical Group Limited
Complete Medical Group Ltd.	United Kingdom	100	Interpublic Limited
CSI Limited	United Kingdom	100	Third Dimension Limited
Davies/Baron Limited	United Kingdom	100	Interpublic Limited
Decifer Limited 	United Kingdom	100	Lowe International Limited
Design Principles Limited	United Kingdom	100	Marketing Principles Limited
Diagnosis Limited CMC house	United Kingdom	80	Complete Medical Group Limited
DraftWorldwide Limited	United Kingdom	100	Interpublic Limited
Epic (Events & Programming International	United Kingdom	100	Interpublic Limited
  Consultancy) Limited
Fieldplan Ltd.	United Kingdom	100	Interpublic Limited
Gotham Limited	United Kingdom	100	Interpublic Limited
Grand Slam Millennium Television Limited	United Kingdom	100	The Sponsorship Group Limited
Grand Slam Sports Limited	United Kingdom	100	The Sponsorship Group Limited


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 26
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Harrison Advertising (International) Limited	United Kingdom	100	Interpublic Limited
H.K. McCann Limited	United Kingdom	100	McCann Erickson Advertising Ltd.
Initiative Media Limited 	United Kingdom	100	Interpublic Limited
Initiative Media London Limited	United Kingdom	99.5	Still Price Court Twivy D'Souza
   Lintas Group Limited
Interfocus Group Limited	United Kingdom	75	Lowe International limited
Interfocus Network Ltd.	United Kingdom	100	Interfocus Group Ltd.
International Poster Management Ltd.	United Kingdom	100	Interpublic Limited
Interpublic Limited	United Kingdom	100	Registrant
Interpublic Pension Fund Trustee	United Kingdom	100	Interpublic Limited
  Company Limited
J V Knightsbridge Travel Limited	United Kingdom	50	Lowe International limited
LHSB Management Services Ltd.	United Kingdom	100	Lowe International Limited
Lintas W.A. Limited	United Kingdom	100	Interpublic Limited
Lovell Vass Boddey Limited	United Kingdom	100	DraftWorldwide Limited
Lowe Azure Limited	United Kingdom	100	Lowe International limited
Lowe Digital Limited	United Kingdom	100	Lowe International Limited
Lowe Direct Limited	United Kingdom	75	Lowe International Limited
Lowe Fusion Limited	United Kingdom	100	Lowe International limited
Lowe Howard-Spink Ltd.	United Kingdom	100	Lowe International Limited
Lowe & Howard-Spink Media Limited	United Kingdom	100	Lowe International Limited
Lowe International Limited	United Kingdom	100	Interpublic Limited
Lowe & Partners Financial Limited	United Kingdom	100	Lowe International Limited
Lowe & Partners UK Limited	United Kingdom	100	Lowe International limited
Lowe Plus Limited	United Kingdom	100	Lowe International limited
Ludcom PLC	United Kingdom	100	Ludgate Group Limited


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 27
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Ludgate Bachard Limited	United Kingdom	100	Ludgate Group Limited
Ludgate Communications Limited	United Kingdom	100	Ludgate Group Limited
Ludgate Design Limited	United Kingdom	100	Ludgate Group Limited
Ludgate Group Limited	United Kingdom	100	Interpublic Limited
Ludgate Laud Limited	United Kingdom	100	Ludgate Group Limited
MLS Soccer Limited	United Kingdom	100	The Sponsorship Group Limited
Marketing Principles Direct Limited	United Kingdom	100	Marketing Principles Limited
Marketing Principles Limited	United Kingom	75%	Registrant
Matter of Fact Communications Limited	United Kingdom	100	McCann-Erickson Bristol Limited
McCann Communications Limited 	United Kingdom	100	Interpublic Limited
McCann Direct Limited 	United Kingdom	100	Interpublic Limited
McCann-Erickson Advertising Limited 	United Kingdom	100	Interpublic Limited
McCann-Erickson Belfast Limited	United Kingdom	100	McCann-Erickson United Kingdom Limited
McCann-Erickson Bristol Limited	United Kingdom	100	McCann-Erickson United Kingdom Limited
McCann-Erickson Central Limited	United Kingdom	100	McCann-Erickson United Kingdom Limited
McCann-Erickson Manchester Limited 	United Kingdom	100	McCann-Erickson United Kingdom Limited
McCann-Erickson Payne, Golley Ltd.	United Kingdom	75.9	McCann-Erickson United Kingdom Limited
McCann-Erickson Scotland Limited	United Kingdom	100	McCann-Erickson United Kingdom Limited
McCann-Erickson United Kingdom Limited	United Kingdom	100	Interpublic Limited
McCann-Erickson Wales	United Kingdom	100	McCann-Erickson Payne Golley
McCann-Erickson Payne Golley Limited	United Kingdom	100	McCann-Erickson United Kingdom Limited
McCann-Erickson Scotland Limited	United Kingdom	100	McCann-Erickson United Kingdom Limited
McCann Media Limited	United Kingdom	100	McCann-Erickson Bristol
McCann Properties Limited 	United Kingdom	100	McCann-Erickson United Kingdom Limited
MSW Management Limited	United Kingdom	100	The Sponsorship Group Limited
Neva Europe Limited	United Kingdom	100	Registrant
Octagon Worldwide Limited	United Kingdom	100	Interpublic Limited
Orbit International (1990) Ltd.	United Kingdom	100	Lowe International Limited


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 28
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


Orkestra Ltd.	United Kingdom	100	Interpublic Limited
Packaging Brands Limited	United Kingdom	100	Registrant
Packaging Matters Limited	United Kingdom	100	Registrant
Planet Packaging Consultants, Ltd.	United Kingdom	71	The Coleman Group Worldwide LLC
Poundhold Ltd.	United Kingdom	100	Lowe International Limited
P.R. Principles Limited	United Kingdom	100	Marketing Principles limited
Pritchard Wood and Partners Limited	United Kingdom	100	Interpublic Limited (50%), Business
   Science Research (50%)
Research Matters Limited	United Kingdom	100	Registrant
Royds London Limited	United Kingdom	100	McCann-Erickson United Kingdom Ltd.
Salesdesk Limited	United Kingdom	100	Orkestra Ltd.
Smithfield Lease Limited	United Kingdom	100	Lowe International Limited
Sports Management Limited	United Kingdom	100	The Sponsorship Group Limited
SP Group Limited 	United Kingdom	100	Interpublic Limited
Still Price Court Twivy D'Souza Lintas Limited	United Kingdom	100	SP Group Limited
Stowe, Bowden, Wilson Limited	United Kingdom	100	McCann-Erickson United Kingdom Ltd.
Talbot Television Limited	United Kingdom	100	Fremantle International Inc.
Tavistock Advertising Limited	United Kingdom	100	Lowe International Limited
Team GB Limited	United Kingdom	100	The Sponsorship Group Limited
The Barnett Fletcher Promotions Company, Ltd.	United Kingdom	100	Registrant
The Below the Line Agency Limited	United Kingdom	100	Interpublic Limited
The Big Events Company Limited	United Kingdom	100	CSI Limited
The Brompton Group Ltd.	United Kingdom	100	Lowe International Limited
The Championship Group Limited	United Kingdom	100	The Sponsorship Group Limited
The Howland Street Studio Ltd.	United Kingdom	100	Interpublic Limited
The Line Limited	United Kingdom	100	SP Group Limited
The Lowe Group Limited	United Kingdom	100	Lowe International Limited
The Medicine Group (Education) Ltd.	United Kingdom	60	Complete Medical Group Ltd.
The Really Big Promotions Company Limited 	United Kingdom	100	Interpublic Limited


NAME		PERCENTAGE		EXHIBIT 21
		OF VOTING		PAGE 29
		SECURITIES		MARCH 19, 1999
	JURISDICTION	OWNED BY
	UNDER WHICH	IMMEDIATE
	ORGANIZED	PARENT (%)	IMMEDIATE PARENT

FOREIGN:


The Sponsorship Group Limited	United Kingdom	100	Interpublic Limited
Tinker and Partners Limited   	United Kingdom	100	Interpublic Limited
Tweak Limited	United Kingdom	100	SP Group Limited
Two Six Seven Limited	United Kingdom	100	Lowe International limited
Universal Advertising Limited	United Kingdom	100	Interpublic Limited
Universal Communications Worldwide Limited	United Kingdom	100	Interpublic Limited
Virtual Reality Sports Limited	United Kingdom	100	The Sponsorship Group Limited
Washington Soccer Limited	United Kingdom	100	The Sponsorship Group Limited
Weber Europe Limited	United Kingdom	100	Interpublic Limited
Western International Media Limited.	United Kingdom	100	Lowe International Limited
Western International Media Europe Limited.	United Kingdom	100	Lowe International Limited
WIMC UK Limited	United Kingdom	100	Interpublic Limited
Octagon Motorsports Marketing Limited.	United Kingdom	100	Octagon Motorsports Limited
Lingfield S.A. (S.A.F.I.)	Uruguay	100	Registrant
Lowe & Partners South America Holdings, S.A.	Uruguay	100	Lowe Group Holdings, Inc.
McCann-Erickson Latin America, S.A.	Uruguay	100	Registrant
Rockdone Corporation S.A. (S.A.F.I.)	Uruguay	100	Universal Publicidade S.A. (safi)
Steffen Corporation	Uruguay	100	Ammirati Puris Lintas Brasil
Universal Publicidad S.A. (S.A.F.I.)	Uruguay	100	McCann-Erickson Publicidade Ltda.
McCann-Erickson Publicidad De Venezuela, S.A.	Venezuela	100	Registrant
Afamal Advertising (Rhodesia) Private Limited	Zimbabwe	100	Registrant
Lintas (Private) Limited	Zimbabwe	80	Fieldplan Ltd.


A number of inactive subsidiaries and other subsidiaries, all of which considered in the aggregate as a single subsidiary would not constitute a significant subsidiary, are omitted from the above list.

These subsidiaries normally do business under their official corporate names. International Business Services, Inc. does business in Michigan under the name "McCann-I.B.S., Inc." and in New York under the name "McCann International Business Services". Ammirati Puris Lintas, Inc. conducts business through its Ammirati Puris Lintas New York division. McCann-Erickson conducts some of its business in the states of Kentucky and Michigan under the name "McGraphics". McCann-Erickson USA, Inc. does business in Michigan under the name SAS and does business in Indiana, Michigan, New York, Pennsylvania and Wisconsin under the name of McCann-Erickson Universal Group.